Press Release

CECO ENVIRONMENTAL ANNOUNCES COMPLETION OF THE DIVESTITURE OF ITS FLUID HANDLING BUSINESS TO MAY RIVER CAPITAL

ADDISON, TX (Apr. 1, 2025) -- CECO Environmental Corp. (Nasdaq: CECO), a leading environmentally focused, diversified industrial company whose solutions protect people, the environment and industrial equipment, today announced it has completed the previously announced divestiture of its Fluid Handling business (also known as its Global Pump Solutions, or GPS, business) contained in its Industrial Process Solutions segment to May River Capital, effective March 31, 2025.

The enterprise value of the transaction is approximately $110 million, paid in cash at closing. The Company intends to use the proceeds from this transaction to pay down debt and to fund future strategic growth investments.

The GPS business consists of three niche leadership severe service industrial metallic, fiberglass and thermoplastic centrifugal pump brands - Dean, Fybroc and Sethco - which joined the CECO family through an acquisition in 2013. The business operates from strategic locations in Indianapolis, Indiana and Telford, Pennsylvania, and services over 1,500 customers globally.

“I am pleased to have completed our previously announced divesture of GPS, which enables greater alignment of our portfolio of leading environmental solution businesses against our high growth opportunities in energy and industrial markets,” said Todd Gleason, CECO’s Chief Executive Officer. “We believe that the GPS business is well positioned as a niche leader in its respective end markets and applications, and we also believe that we have found the right buyer and future home to ensure its continued success and development of the GPS team. This sale will – after our recent acquisitions of Verantis Environmental and Profire Energy - create additional capacity for further investment in CECO’s growth and business expansion, and execution of our strategies in Industrial Air, Industrial Water, and the Energy Transition.”

EC M&A and Koley Jessen were the primary financial and legal advisors to CECO for the transaction. Paul Hastings and TD Securities served as legal and financial counsel to May River Capital.

ABOUT CECO ENVIRONMENTAL

CECO Environmental is a leading environmentally focused, diversified industrial company, serving a broad landscape of industrial air, industrial water, and energy transition markets globally through its key business segments: Engineered Systems and Industrial Process Solutions. Providing innovative technology and application expertise, CECO helps companies grow their business with safe, clean, and more efficient solutions that help protect people, the environment and industrial equipment. In regions around the world, CECO works to improve air quality, optimize the energy value chain, and provide custom solutions for applications in power generation, petrochemical processing, refining, midstream gas transport and treatment, electric vehicle and battery production, metals and mineral processing, polysilicon production, battery recycling, beverage can production, and produced and oily water/wastewater treatment along with a wide range of other industrial applications. CECO is listed on Nasdaq under the ticker symbol "CECO." Incorporated in 1966, CECO’s global headquarters is in Addison, Texas. For more information, please visit www.cecoenviro.com.

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About May River Capital

May River Capital is a Chicago-based private equity firm focused on partnering with lower middle-market industrial growth businesses. The firm invests in high-performing companies in advanced manufacturing, engineered products and instrumentation, specialized industrial services, and value-added industrial distribution services. For more information, please visit www.mayrivercapital.com.

SAFE HARBOR STATEMENT

Any statements contained in this Press Release, other than statements of historical fact, including statements about management’s beliefs and expectations, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. We use words such as “believe,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “will,” “plan,” “should” and similar expressions to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. Potential risks and uncertainties, among others, that could cause actual results to differ materially are discussed under “Part I – Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and may be included in subsequently filed Quarterly Reports on Form 10-Q, and include, but are not limited to: the effect of the divestiture of our Global Pump Solutions business on business relationships, operating results, and business generally, disruption of current plans and operations and potential difficulties in employee retention as a result of the transaction, diversion of management’s attention from ongoing business operations in connection with the integration of recent acquisitions, the amount of the costs, fees, expenses and other charges related to the transaction, the achievement of the anticipated benefits of transactions, our ability to successfully integrate acquired businesses and realize the synergies from acquisitions, as well as a number of factors related to our business, including the sensitivity of our business to economic and financial market conditions generally and economic conditions in CECO’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for revenue; the effect of growth on our infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation as a result of on-going or worsening supply chain challenges or other customer considerations; liabilities arising from faulty services or products that could result in significant professional or product liability, warranty, or other claims; changes in or developments with respect to any litigation or investigation; failure to meet timely completion or performance standards that could result in higher cost and reduced profits or, in some cases, losses on projects; the potential for fluctuations in prices for manufactured components and raw materials, including as a result of tariffs and surcharges, and rising energy costs; inflationary pressures relating to rising raw material costs and the cost of labor; the substantial amount of debt incurred in connection with our strategic transactions and our ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; our ability to repurchase shares of our common stock and the amounts and timing of repurchases; our ability to successfully realize the expected benefits of our restructuring program; economic and political conditions generally; our ability to optimize our business portfolio by identifying acquisition targets, executing upon any strategic acquisitions or divestitures, integrating acquired businesses and realizing the synergies from strategic transactions; and the unpredictability and severity of catastrophic events, including cyber security threats, acts of terrorism or outbreak of war or hostilities or public health crises, as well as management’s response to any of the aforementioned factors. Many of these risks are beyond management’s ability to control

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or predict. Should one or more of these risks or uncertainties materialize, or should the assumptions prove incorrect, actual results may vary in material aspects from those currently anticipated. Investors are cautioned not to place undue reliance on such forward-looking statements as they speak only to our views as of the date the statement is made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we undertake no obligation to update or review any forward-looking statements, whether as a result of new information, future events or otherwise.

Company Contact:

Peter Johansson

Chief Financial and Strategy Officer

888-990-6670

Investor Relations Contact:

Steven Hooser and Jean Marie Young

Three Part Advisors

214-872-2710

Investor.Relations@OneCECO.com